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                                                                  Exhibit 23.1


                       Consent of Independent Auditors
                       -------------------------------



The Board of Directors
Potlatch Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" and "Selected Historical Financial Information" in the prospectus.



/s/ KPMG Peat Marwick LLP
Portland, Oregon
April 19, 1999